                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 23, 2000




                             ANKER COAL GROUP, INC.
                             ----------------------
             (Exact Name Of Registrant As Specified in Its Charter)




            Delaware                      333-39643              52-1990183
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


             2708 Cranberry Square
           Morgantown, West Virginia                       26508
   ----------------------------------------              ----------
   (Address Of Principal Executive Offices)              (Zip Code)



       Registrant's telephone number, including area code: (304) 594-1616

                             ANKER COAL GROUP, INC.
                                    FORM 8-K


                                TABLE OF CONTENTS


ITEM 5.  OTHER EVENTS.....................................................   1


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS................................   1


SIGNATURE PAGE............................................................   2


EXHIBIT INDEX.............................................................   3

ITEM 5.  OTHER EVENTS

         Anker Coal Group, Inc. issued the attached press release on August 23, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)      Exhibits


         99.1     Press Release dated August 23, 2000

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                          ANKER COAL GROUP, INC.


                                                          /s/ Bruce Sparks

                                                          Bruce Sparks
                                                          President


Date: August 23, 2000


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